Exhibit 10.2

EXECUTION VERSION

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), is made as of the 23rd day of February, 2016 by and among Steven Esses, an individual residing at 13 Koresh Street, Efrat 9043500, Israel (“Esses”), Robert Ehrlich, an individual residing at 21/5 Nahal Soreq Street, Ramat Beit Shemesh 9909129, Israel (“Ehrlich”), and Admiralty Partners, Inc., a Delaware corporation (“Admiralty”).  Esses and Ehrlich are referred to individually as a “Stockholder,” and collectively as the “Stockholders.”

WHEREAS, Arotech Corporation, a Delaware corporation (the “Company”), and Admiralty have entered into that certain Stock Purchase Agreement dated as of February 3, 2016 (the “Purchase Agreement”); and

WHEREAS, concurrently with the execution of this Agreement, the Company and Admiralty are entering into Amendment No. 1 to Stock Purchase Agreement (the “Amendment”), and

WHEREAS, the execution of this Agreement by Esses and Ehrlich is a condition to Admiralty’s execution of the Amendment.

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Voting Provisions Regarding Board of Directors.

1.1 Admiralty’s Director Designee.  Each Stockholder agrees to vote, or cause to be voted, all shares of Voting Stock owned by such Stockholder or any Affiliate (as defined in the Purchase Agreement) of such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary, at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, to ensure that one person designated by Admiralty (the “Investor Designee”) shall be elected a director of the Company and shall remain a director of the Company for so long as Admiralty and/or one or more of its Affiliates collectively are the beneficial owners of at least 50% of the Shares (as defined in the Purchase Agreement).  The Investor Designee shall initially be Jon Kutler; provided, however, that any subsequent Investor Designee shall have had previous experience serving as a director of a public company and shall meet the independence standards of the Nasdaq Stock Market or any other exchange or trading market on which the Company’s securities shall trade or be listed; provided further, that no person listed on Schedule 7.1 of the Purchase Agreement shall be an Investor Designee.  All Stockholders agree to execute, and to cause each of their Affiliates to execute, any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.  For purposes of this Agreement, the term “Voting Stock” shall mean and include any securities of the Company the holders of which are entitled to vote for members of the Board, including all shares of Common Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.2 Failure to Designate a Board Member.  In the absence of any designation by Admiralty, the director previously designated by Admiralty and then serving shall be reelected if still eligible to serve as provided herein.

1.3 Removal of Board Members.  Each Stockholder also agrees to vote, or cause to be voted, all Voting Stock owned by such Stockholder or any Affiliate of such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) no director elected pursuant this Agreement may be removed from office other than for cause;

(b) any vacancies created by the resignation, removal or death of a director elected pursuant to Section 1.1 shall be filled pursuant to the provisions of this Section 1; and

(c) upon the request of Admiralty to remove a director designated by it, such director shall be removed.

1.4 No Liability for Election of Designated Directors.  Neither Admiralty nor any of its Affiliates, successors or assigns shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

2. Remedies.

2.1 Irrevocable Proxy and Power of Attorney.  Each of the Stockholders hereby constitutes and appoints as his proxy, and hereby grants a power of attorney to, Jon Kutler or any other designee of Admiralty, with full power of substitution, with respect to the election of persons as members of the Board in accordance with Section 1 hereof, and hereby authorizes Jon Kutler or such other designee of Admiralty to represent and vote, if and only if such Stockholder (a) fails to vote, or (b) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such Stockholder’s shares of Voting Stock in favor of the election of persons as members of the Board determined pursuant to and in accordance with the terms and provisions of this Agreement.  Each of the proxy and power of attorney granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the parties hereto in connection with the transactions contemplated by this Agreement, the Purchase Agreement and the Amendment, and, as such, each is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 3 hereof.  Each of the Stockholders hereby revokes any and all previous proxies or powers of attorney with respect to any of the Voting Stock held by such Stockholder and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 3 hereof, purport to grant any other proxy or power of attorney with respect to any of the Voting Stock, deposit any of the Voting Stock into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Voting Stock which such Stockholder owns or has any right to vote, in each case, with respect to any of the matters set forth herein.  Each of the Stockholders hereby agrees to cause each of his Affiliate to grant a proxy and power of attorney identical to that described in this Section 2.1 immediately upon request of Admiralty.

2.2 Specific Enforcement.  Each of the Stockholders acknowledges and agrees that Admiralty will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached.  Accordingly, it is agreed that Admiralty shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

2.3 Remedies Cumulative.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

3. Term.  This Agreement shall be effective as of the date hereof and shall continue in effect until and shall terminate upon Admiralty and its Affiliates collectively ceasing to be the beneficial owners of at least 50% of the Shares (as defined in the Purchase Agreement).

4. Miscellaneous.

4.1 Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the other parties; provided, however, that Admiralty may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another entity, from and after the effective time of such transaction, the term “Company” shall be deemed to refer to such entity and the term “Shares” shall be deemed to refer to the securities received by Admiralty in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2 Counterparts; Faxes; Email.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be delivered by facsimile or other form of electronic transmission, including the sending of an electronic scan of an original by email, which shall be deemed an original.

4.3 Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.4 Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (a) if given by personal delivery, then such notice shall be deemed given upon such delivery, (b) if given by telecopier or email, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (c) if given by mail, then such notice shall be deemed given upon the earlier of (i) receipt of such notice by the recipient or (ii) three days after such notice is deposited with the United States Postal Service in first class mail, postage prepaid, and (d) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier in the United States. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to Esses:

[●]

If to Ehrlich:

[●]

If to Admiralty:

[●]

with a copy (which shall not constitute notice) to:

[●]

4.5 Expenses.  In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

4.6 Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the parties hereto and their respective successors and permitted assigns.

4.7 Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

4.8 Entire Agreement.  This Agreement, including the Exhibit, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

4.9 Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

4.10 Construction.  The parties agree that they and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

4.11 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware located in Wilmington, Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

4.12 Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.13 Stock Splits, Stock Dividends, etc.  In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Stockholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement.

4.14 Manner of Voting.  The voting of shares of Voting Stock pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.  For the avoidance of doubt, voting of shares of Voting Stock pursuant to the Agreement need not make explicit reference to the terms of this Agreement.

4.15 Aggregation of Stock.  All Shares held or acquired by a party and/or its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

                                                                       s/ Steven Esses
                                                      STEVEN ESSES

                 /s/ Robert S. Ehrlich
ROBERT EHRLICH

ADMIRALTY PARTNERS, INC.

By:                          s/ Jon B. Kutler
Name:      Jon B. Kutler
Title:        Chairman and CEO

[Signature Page to Voting Agreement]